Investor Presentation May 2006 Exhibit 99.1

Safe harbor provision
During this presentation, we will make forward-looking
statements subject to known and unknown risks and
uncertainties that could cause actual results to differ
materially from those expressed or implied by such
statements. Such risks and uncertainties include, but are not limited to, the volatility in metals demand and prices, the
cyclicality of the various industries the company serves, and other risks described in reports filed with the SEC. We
assume no obligation to update the information provided in
this presentation.

January 1, 2006
New name: Ryerson
New ticker symbol: “RYI”
New company: Leading market position
Enhanced profit potential
Strong cash-generating capability
Opportunities for organic
and external growth

The turnaround
28.0
(48.7)
19.9
27.4
121.1
275.8
77.1
(100)
(50)
0
50
100
150
200
250
300
2000 2001 2002 2003 2004 2005 Q1 2006
$ in millions
* Earnings before discontinued operations, taxes, interest expense, depreciation and amortization.  (Full reconciliation is attached.)
Q1
2005
$86.7
EBITDA*

4 Three Fundamentals Intense focus on operating efficiency Organic growth Acquisitions and joint ventures to structurally enhance competitive position

Three Fundamentals
Target world-class
operations
Through 2004:
• Cut annualized fixed costs
by $85 million (2000-2004)
• Optimized facility
configuration
• Centralized non-customer-
facing activities
• Consolidated purchasing
Intense focus on
operating efficiency
Organic growth
Acquisitions and joint
ventures to structurally
enhance competitive position

Reduced inventory
$175 million**
Consolidated
redundant facilities
2005-2006 and beyond
Integration of Integris
Through 1Q06
Through 1Q06
Beyond
Beyond
Asset management
Ryerson Plus/Lean Six Sigma
Upgrade IT capabilities; consolidate
multiple platforms into single,
integrated platform using SAP
Reach $50 million target
Increase inventory turns
to 5x
Additional facility
consolidation
Training 30 more
Complete in 2008
•
Significant cost savings
consolidating 5 platforms into 1
• Seamless link with customers
and suppliers
• Detailed & timely decision
making information
• Facilitate sharing of inventory
and pricing information
$24 million*
Trained 16 specialists
to improve workflow
and productivity
Successfully
rolling out
*Annualized cost savings at first quarter 2006 run rate
**From Integris acquisition on January 4, 2005

7 Three Fundamentals Intense focus on operating efficiency Organic growth Acquisitions and joint ventures to structurally enhance competitive position

Organic growth
Comprehensive research in 2002 showed:
Ryerson had a great reputation
But awareness was lacking
• 50% of potential customers unaware of Ryerson
Customers want the same things everywhere
• Available inventory, on-time delivery, competitive
prices, quality product, rapid response

Aggressive
marketing
• Advertising
• Direct mail
• Special
promotions
• Coordinated
sales follow-up
• Direct sales reps
Leads to trial • Good
experience leads
to retention
• Measure internally
and externally
• Met or exceeded
expectations for
80% of customers
• Continuous effort
to improve
National marketing

2005 and beyond
10,000 new accounts
2003–2005
2003–2005
Beyond
Beyond
Annualized revenue
of $200 million
Expand into new
vertical markets
Cross-sell materials
and capabilities
Expand transactional
business

11 Three Fundamentals Intense focus on operating efficiency Organic growth Acquisitions and joint ventures to structurally enhance competitive position

Acquisition strategy
Product/supply chain
Product/supply chain
Different
Different
Same
Same
Service center industry is fragmented and consolidating
“Add strength
to strength”
Highest overall
potential
Cross-selling
opportunities
“Buying a cash
flow”
Very risky
New markets

Ryerson acquisition record
Will not overpay
Priority on keeping customers and key employees
Capture integration value
Acquired Integris Metals (2004 sales of $2.0 billion) on January 4,
2005, for $644 million
Creates company with unparalleled product offerings, value-
added capabilities, customer service, and geographic reach
Immediately accretive
Expect annualized cost savings of at least $50 million by the end of 2007
• Plan to consolidate 20 facilities; reduce headcount; align benefits;
consolidated overhead, including IT; capture material cost savings
Expands business in faster growth, more profitable stainless and aluminum

INTEGRIS ACQUISITION OVERVIEW

RYERSON
THE STRENGTH IN METAL

Leading metals service center company
$5,257
$1,641
$894
$5,688
$2,282
Ryerson Reliance Steel & Earle M.
Jorgensen (1)
Russel Metals (2) Metals USA Olympic Steel
Source: Company filings and press releases
1
Includes 9 months of Jorgensen revenue of 2005 (Mar.-Dec) annualized with trailing 12 months of Reliance revenue.
2
Converted to US$ using exchange rate as of 3/31/2006
$ in millions
Stainless
&
aluminum
sales
$2,921
Stainless
&
aluminum
sales
$2,921
Trailing 12-month revenues (through 1Q06)

2005 and beyond
Complete
Complete
In process
In process
Integris acquisition
Joint ventures
Global sourcing
Customer and key
employee retention
Operating and sales
leadership in place within
two months
Maintain and improve
service levels
Leverage supply
relationships
Began eliminating
redundant facilities
Use economies of scale
to be a low-cost supplier
• Additional facility
consolidations
• Complete consolidation of
corporate overhead
Mexico and India
Other international
markets
Purchasing office
in Hong Kong
Direct access to foreign mills
Creates a more efficient
global supply chain

16 Current Environment

Midwest$ / Ton Stainless
$ / Pound Aluminum
Q1 90
Q4 90
Q3 91
Q2 92
Q1 93
Q4 93
Q3 94
Q2 95
Q1 96
Q4 96
Q3 97
Q2 98
Q1 99
Q4 99
Q3 00
Q2 01
Q1 02
Q4 02
Q3 03
Q2 04
Q1 05
Q4 05

Midwest$ / Ton
Q1 90
Q4 90
Q3 91
Q2 92
Q1 93
Q4 93
Q3 94
Q2 95
Q1 96
Q4 96
Q3 97
Q2 98
Q1 99
Q4 99
Q3 00
Q2 01
Q1 02
Q4 02
Q3 03
Q2 04
Q1 05
Q4 05

RYERSON
THE STRENGTH IN METAL

Stainless and Aluminum
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2,400
2,600
2,800
0.7
0.9
1.1
1.3
1.5
1.7
1.9
Stainless Aluminum Source: Purchasing Magazine
*Spot prices include raw materials' surcharges starting in 1st Quarter 2001
Hot Rolled, Cold Rolled and Plate Prices

Hot Rolled Cold Rolled Carbon Plate
Source: Purchasing Magazine
*Spot prices include raw materials' surcharges starting in 1st Quarter 2001
Current environment— metals prices indicate strong market fundamentals

Current Environment
Mills and raw material providers have consolidated.
Strong demand and pricing:
Carbon flat rolled- Market is tight due to supply constraints and low levels of imported material.  Mills have implemented controlled order entry and price increases are sticking.
Aluminum- Prices being driven up by rising ingot costs.
Stainless- Market continues to strengthen with rising pricing and volume.
Carbon plate- Fundamentals remain strong.  Mills have
customers on allocation.  Price increases implemented in the second quarter.

19 Financials

Strong Cash Flow
Not capital intensive
Capex roughly in line with depreciation
Generate cash from real estate sales with facility consolidation
Earnings are cyclical; cash flow is countercyclical
Inventory and debt reductions during downturns
Plan to improve working capital management and inventory turns
2005 cash flow of $320 million

Used to pay down debt
Ryerson Debt and Debt-to-Capital Trend

1,000
1,050
1,100
1,150
1,200
1,250
1,300
1,350
1,400
1/4/05 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06
55%
57%
59%
61%
63%
65%
67%
69%
71%
73%
75%
Debt Debt-to-Capital

Short term:
Reduce debt/capital to pre-acquisition levels of about 55%
Other considerations:
Growth-oriented capital spending
Selective acquisitions and joint ventures
Maintain pension funding
Future uses of cash flow

Incentive compensation aligned with shareholders
Designed to pay for performance and create long-term value
Incentive pay represents at least one-half of executive
officer’s total compensation
Annual incentive tied to OROOA (operating return on
operating assets)
Corporate staff: Tied to corporate performance
Service center staff: Tied to individual service center
Long-term incentive
Paid in performance shares
Tied to 4-year return on net assets
Stock ownership guidelines

North America’s leading metals service center
Strong in stainless and aluminum
Extensive reorganization drove earnings turnaround
Long-term strategic commitment to continuously improve
operations and competitive position
Programs in place to capture organic growth
Significant upside from recent acquisitions
Opportunities to sell excess assets and increase inventory turnover
Consolidating supply base improves industry fundamentals
Strong management team with proven ability to manage through industry changes
Investment highlights and conclusion

EBITDA Reconciliation
Net Income $(29.9) $(60.2) $(96.3) $(13.6) $56 $98.1 $32.4
Cumulative effect of change
in accounting principle ---- ---- 82.2 ---- ---- ---- ----
Discountinued operations
(gain)/loss 4.8 ---- 1.7 ---- (7.0) ---- ----
Income tax/(benefit) (8.4) (39.6) (7.3) (1.7) 27.0 62.5 19.9
Interest on debt 29.7 19.3 14.6 18.8 24.0 76.0 15.0
Depreciation and
amortization 31.8 31.8 25.0 23.9 21.1 39.2 9.8
EBITDA $28.0 $(48.7) $19.9 $27.4 $121.1 $275.8 $77.1
2000
2000
2001
2001
2002
2002
2003
2003
2004
2004
2005
2005
Q1
2006
Q1
2006